UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported): November 11, 2005
Zonagen, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-15281 (Commission File Number)	76-0233274 (I.R.S. Employer Identification No.)
2408 Timberloch Place, Suite B-1
The Woodlands, Texas 77380
(Address of principal
executive offices
and zip code)
(281) 719-3400
(Registrant’s telephone
number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     In a press release dated November 11, 2005, Zonagen, Inc. (the “Company”) reported financial results for the three-month and nine-month periods ended September 30, 2005 and provided an update on its clinical development efforts for Proellex™ and Androxal™. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The press release is incorporated by reference herein and the foregoing description of the press release is qualified in its entirety by reference to the attached exhibit.
     The information in this report, including the Exhibit, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, the information in this report, including the Exhibit, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
     c. Exhibits

Exhibit
Number	Description

99.1	Press Release dated November 11, 2005 regarding the Company’s financial results.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zonagen, Inc. Date: November 15, 2005.
By:	/s/ Louis Ploth, Jr.
Louis Ploth, Jr. Vice President, Business
Development, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated November 11, 2005 regarding the Company’s financial results.